UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 5, 2015

Date of Report (Date of earliest event reported)

SPEED COMMERCE, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-22982	41-1704319
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1303 E. Arapaho Road, Suite 200 Richardson, TX 75081
(Address of principal executive offices) (Zip Code)

(866) 377-3331

(Registrant’s telephone number, including area code)

_______________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
Item 9.01	Financial Statements and Exhibits
SIGNATURES

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 7, 2015, Speed Commerce, Inc. issued a press release announcing, among other things, that it had received approval from the Nasdaq Stock Market (“Nasdaq”) on October 6, 2015 to transfer the listing of its common stock from the Nasdaq Global Market to the Nasdaq Capital market. This transfer was effective upon the opening of business on October 8, 2015. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This press release also indicated that, as previously disclosed, Speed Commerce, Inc. was notified on April 6, 2015, that it no longer satisfied Nasdaq’s $1.00 per share minimum bid price requirement for continued listing, as set forth in Nasdaq Listing Rule 5450(a)(1). Speed Commerce, Inc. applied to transfer the listing of its stock from the Nasdaq Global Market to the Nasdaq Capital Market in anticipation of not meeting the minimum bid price requirement by October 5, 2015, the end of its initial 180-day grace period. Following the transfer of its listing, Speed Commerce, Inc. has been granted an additional 180-day grace period to regain compliance with the Nasdaq's $1.00 minimum bid price requirement. To regain compliance and qualify for continued listing on the Nasdaq Capital Market, the minimum bid price per share of Speed Commerce, Inc.’s common stock must be at least $1.00 for at least ten consecutive business days during the additional 180-day grace period, which will end on April 4, 2016. If Speed Commerce, Inc. fails to regain compliance during this grace period, its common stock will be subject to delisting by Nasdaq. Speed Commerce, Inc. has provided written notice of its intention to cure the minimum bid price deficiency during the second grace period by carrying out a reverse stock split, if necessary.

The information in the press release attached hereto as exhibits 99.1 shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this document:

Exhibit

99.1     Press Release, dated October 7, 2015, issued by Speed Commerce, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2015	SPEED COMMERCE, INC.

	By:	/s/ Ryan F. Urness
	Name:	Ryan F. Urness
	Title:	Secretary and General Counsel

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